Exhibit 10.2
SOURCEFIRE, INC.
FOURTH AMENDED AND RESTATED RIGHT OF FIRST REFUSAL
AND CO-SALE AGREEMENT
     This Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement (this “Agreement”), dated as of May 24, 2006, is entered into by and among Sourcefire, Inc., a Delaware corporation (the “Company”), the persons and entities listed on Exhibit A hereto (individually, a “Purchaser” and collectively, the “Purchasers”) and the individuals or entities listed on Exhibit B hereto (each a “Key Holder” and collectively, the “Key Holders”).
Recitals
     WHEREAS, certain of the Purchasers are purchasing shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), pursuant to that certain Series D Convertible Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the parties identified therein (the “Purchase Agreement”);
     WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;
     WHEREAS, certain of the Purchasers (the “Initial Purchasers”) are holders of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock,”), Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock,” and together with the Series A Preferred Stock, Series B Preferred Stock and the Series D Preferred Stock, the “Preferred Stock”);
     WHEREAS, the Company, the Initial Purchasers and the Key Holders are parties to a Third Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of January 15, 2004 (the “Prior Agreement”);
     WHEREAS, the Key Holders are the beneficial owners of shares of the Common Stock of the Company, par value $0.001 per share (the “Common Stock”) and options to purchase shares of Common Stock;
     WHEREAS, the Prior Agreement can be amended with the written consent of (i) the Company, (ii) those Initial Purchasers holding at least two-thirds of the outstanding shares of Series A Preferred Stock, (iii) those Initial Purchasers holding at least sixty percent (60%) of the outstanding shares of the Series B Preferred Stock, (iv) those Initial Purchasers holding at least a majority of the outstanding shares of the Series C Preferred Stock, and (v) those Key Holders holding Shares (as defined below) representing at least a majority of the outstanding Shares then held by the Key Holders; and

     WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety and, together with the other parties hereto, desire to enter into this Agreement in order to effect such amendment and restatement of the Prior Agreement.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:
     1. Restrictions on Transfer.
          1.1. Any sale, transfer or other disposition, whether voluntarily or by operation of law (“Transfer”) of any of the Shares held by the Key Holders, other than according to the terms of this Agreement, shall be void and transfer no right, title, or interest in or to any of such Shares to the purported transferee. As used in this Agreement, the term “Shares” shall include all shares of capital stock of the Company held by the Key Holders and the Purchasers, respectively, whether now owned or hereafter acquired; provided, however, that the 71,529 shares of Series A Preferred Stock (as adjusted for stock splits and the like after the date hereof) held by E. Wayne Jackson, III shall not be considered Shares held by a Key Holder subject to the transfer limitations and rights of first refusal rights of the Purchasers set forth in Section 3, 4, 5 and 6. For purposes of calculating any Purchaser’s “pro rata” ownership of Shares, all shares of Preferred Stock of the Company then held by such Purchaser shall be deemed to have been converted into shares of Common Stock of the Company at the then-effective conversion rate specified in the Company’s Certificate of Incorporation.
          1.2. An original copy of this Agreement, duly executed by each of the parties hereto, shall be delivered to the Secretary of the Company and maintained at the principal executive office of the Company and made available for inspection by any person requesting it.
          1.3. Each Key Holder agrees to present the certificates representing the Shares presently owned or hereafter acquired by such Key Holder to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:
“The sale or other disposition of any of the shares represented by this certificate is restricted by a Right of First Refusal and Co-Sale Agreement, as may be amended from time to time, by and among certain of the shareholders of this corporation and this corporation. A copy of such agreement is available for inspection during normal business hours at the principal executive office of this corporation.”
     2. Transfers Not Subject to Restrictions. Notwithstanding anything to the contrary contained herein, the right of first refusal and co-sale rights of the Company and the Purchasers set forth in this Agreement will not apply to any Transfer by a Key Holder of Shares to the ancestors, descendants or spouse of such Key Holder or to trusts for the benefit of such person, provided that the transferee of such Shares delivers to the Company and the Purchasers a written instrument agreeing to be bound by the terms of this Agreement as if he or it were a Key Holder.

2.

     3. Transfers Subject to Restrictions; Offer of Sale; Notice of Proposed Sale.
          3.1. All Transfers by a Key Holder in one or more transactions, other than (a) Transfers to permitted transferees pursuant to Section 2, and (b) Transfers of up to ten percent (10%) of the aggregate number of Shares held by such Key Holder as of the date of this Agreement, shall require the approval of the holders of at least a majority of the shares of the Company’s then-outstanding Preferred Stock, provided that the Purchasers retain at least twenty-five percent (25%) of the aggregate number of Shares held by them as of the date of this Agreement through the date of Transfer.
          3.2. None of the Key Holders shall Transfer in one or more transactions more than twenty-five percent (25%) of the aggregate number of Shares held by such Key Holder as of the date of this Agreement during the three (3) year period following the date of this Agreement, provided that the Purchasers retain at least twenty-five percent (25%) of the aggregate number of Shares held by them as of the date of this Agreement during such three (3) year period.
          3.3. If any Key Holder desires to Transfer any of his Shares, or any interest in such Shares, in any transaction other than pursuant to Section 2 of this Agreement, such Key Holder (the “Selling Key Holder”) shall first deliver written notice of his desire to do so (the “Notice”) to the Company and each of the Purchasers, in the manner prescribed in Section 10.4 of this Agreement. The Notice must specify: (i) the name and address of the party to which the Selling Key Holder proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the “Offeror”), (ii) the number of Shares the Selling Key Holder proposes to sell or otherwise dispose of (the “Offered Shares”), (iii) the consideration per Share to be delivered to the Selling Key Holder for the proposed sale, transfer or disposition and (iv) all other material terms and conditions of the proposed transaction.
     4. Company’s Option to Purchase.
          4.1. The Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company must exercise such option, no later than fifteen (15) days after such Notice is deemed under Section 10.4 hereof to have been delivered to it, by delivery of written notice to the Selling Key Holder.
          4.2. In the event the Company does not exercise its option within such fifteen (15) day period with respect to all of the Offered Shares, the Company shall give prompt written notice of that fact to the Purchasers (the “Purchaser Notice”). The Purchaser Notice shall specify the number of Offered Shares not purchased by the Company (the “Remaining Shares”).
          4.3. In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date five (5) days after the expiration of such fifteen (15) day period or (ii) the date that the Purchasers consummate their purchase of Remaining Shares under Section 5.1 or 5.3 hereof.

3.

          4.4. To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Purchasers exercising their options under Sections 4 and 5 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Key Holder and the Company and/or the Purchasers acquiring such Offered Shares.
     5. Purchasers’ Option to Purchase.
          5.1. Each Purchaser shall have an option, exercisable for a period of fifteen (15) days from the date of delivery of the Purchaser Notice, to purchase, its pro rata share of the Remaining Shares for the consideration per Share and on the terms and conditions set forth in the Notice. Each Purchaser’s pro rata share shall be equal to the product obtained by multiplying (i) the Remaining Shares and (ii) a fraction, the numerator of which is the number of Shares owned by such Purchaser at the time of the Transfer and the denominator of which is the total number of Shares owned by all of the Purchasers at the time of the Transfer. Such option shall be exercised by delivery by such Purchaser of written notice to the Selling Key Holder and to the Secretary of the Company. Alternatively, each Purchaser may within the same fifteen (15) day period, notify the Selling Key Holder and the Secretary of the Company of its desire to participate in the sale of the Shares on the terms set forth in the Notice, and the number of Shares it wishes to sell.
          5.2. In the event options to purchase have been exercised by the Purchasers with respect to some but not all of the Remaining Shares, the Company shall notify those Purchasers who have exercised their options within the fifteen (15) day period specified in Section 5.1 of the number of unsold shares, and each Purchaser so notified shall have an additional option, for a period of five (5) days next succeeding delivery of the Company’s notice, to purchase all or any part of the balance of such Remaining Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Selling Key Holder and to the Secretary of the Company. In the event there are two (2) or more such Purchasers that choose to exercise the last-mentioned option for a total number of Remaining Shares in excess of the number available, the Remaining Shares available for each such Purchaser’s option shall be allocated to such Purchasers pro rata based on the number of Shares owned by the Purchasers so electing.
          5.3. If the options to purchase the Remaining Shares are exercised in full by the Purchasers, the Selling Key Holder shall immediately notify all of the exercising Purchasers of that fact. The closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later than five (5) days after the date of such notice to the Purchasers.
          5.4. For purposes of this Section 5, Core Capital Partners, L.P. and Minotaur Funds, LLC shall be deemed to be one Purchaser for purposes of determining their pro rata share of the Remaining Shares (the “Core Pro Rata Share”), and Core Capital Partners, L.P. and Minotaur Funds, LLC (either individually or together) shall have the right to repurchase all or part of the Core Pro Rata Share.

4.

     6. Failure to Exercise Options; Co-Sale.
          6.1. If the Company and the Purchasers do not exercise all of their options to purchase all of the Offered Shares within the periods described in this Agreement (the “Option Period”), then such unexercised options of the Company and the Purchasers to purchase the Offered Shares shall terminate. Each Purchaser which has, pursuant to Section 5.1, expressed a desire to sell Shares in the transaction (a “Participating Purchaser”) shall be entitled to do so pursuant to this Section 6. The Selling Key Holder shall use reasonable efforts to interest the Offeror in purchasing, in addition to the remaining Offered Shares, the Shares the Participating Purchasers wish to sell. If the Offeror does not wish to purchase all of the Shares made available by the Selling Key Holder and the Participating Purchasers, then each Participating Purchaser and the Selling Key Holder shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice (provided that the price set forth in the Offer with respect to shares of Common Stock shall be appropriately adjusted, if necessary, based on the conversion ratio of any Preferred Stock to be sold), a portion of the Shares being sold to the Offeror, in the same proportion as such Selling Key Holder or Participating Purchaser’s ownership of Shares bears to the aggregate number of Shares owned by the Selling Key Holder and the Participating Purchasers. The transaction contemplated by the Notice shall be consummated not later than sixty (60) days after the expiration of the Option Period.
          6.2. If the Participating Purchasers do not elect to sell the full number of Shares which they are entitled to sell pursuant to Section 6.1, the Selling Key Holder shall be entitled to sell to the Offeror, according to the terms set forth in the Notice, that number of his own Shares which equals the difference between the number of Shares desired to be purchased by the Offeror and the number of Shares the Participating Purchasers elect to sell pursuant to Section 6.1. If the Selling Key Holder wishes to Transfer any such Shares at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Company and the Purchasers, or more than sixty (60) days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Company and the Purchasers on the same terms and conditions as given the Offeror, and in accordance with the procedures and time periods set forth above in Sections 3, 4 and 5 and this Section 6.
          6.3. The proceeds of any sale made by the Selling Key Holder without compliance with the provisions of this Section 6 shall be deemed to be held in constructive trust in such amount as would have been due the Participating Purchasers if the Selling Key Holder had complied with this Agreement.
     7. Voting and Required Sale. If (i) any person or entity offers to acquire all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least a majority of the then outstanding shares of voting capital stock of the surviving corporation), (ii) such transaction is approved by the Board of Directors of the Company, (iii) such transaction is approved by the holders of at least two-thirds of the Series A

5.

Preferred Stock then-outstanding, (iv) such transaction is approved by the holders of at least sixty percent (60%) of the Series B Preferred Stock then-outstanding, (v) such transaction is approved by the holders of at least a majority of the Series C Preferred Stock then-outstanding, and (vi) such transaction is approved by the holders of at least a majority of the Series D Preferred Stock then-outstanding, then each party to this Agreement shall be obligated to (a) vote all of his, her or its Shares in favor of such transaction, to the extent any such vote is required for the consummation of such transaction, (b) sell, transfer or exchange all of his, her or its Shares in connection with such transaction on the same terms as those approved by the Board of Directors and the holders of the Shares, and (c) execute and deliver such instruments of conveyance and transfer and take such other action, including executing any purchase agreement, merger agreement, indemnity agreement, escrow agreement or related documents, as may be reasonably required by the Company in order to carry out the terms and provision of this Section 7. If a party to this Agreement fails or refuses to vote or sell his, her or its Shares as required by, or votes his, her or its Shares in contravention of this Section 7, then such party hereby grants to each of the Chief Executive Officer, President and Treasurer of the Company an irrevocable proxy, coupled with an interest, to vote such Shares in accordance with Section 7, and hereby appoints the Chief Executive Officer, President and Treasurer of the Company and each of them acting singly, as his, her or its attorney in fact, to sell such Shares in accordance with the terms of this Section 7. At the closing of such transaction, each of the parties to this Agreement shall deliver, against receipt of the consideration payable in such transaction, certificates representing the Shares which such party holds of record or beneficially, with all endorsements necessary for transfer. In the event that any party fails or refuses to comply with the provisions of this Section 7, the Company, the Purchasers and the purchaser in such transaction, at their option, may elect to proceed with such transaction notwithstanding such failure or refusal and, in such event and upon tender of the specified consideration to any such party, the rights of any such party with respect to the Shares shall cease.
     8. Termination.
          8.1. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety: (a) the closing of a Company Sale (as defined in the Fourth Amended and Restated Investor Rights Agreement of even date herewith among the Company and the Purchasers), (b) the closing of a Qualifying Public Offering (as defined in the Company’s Certificate of Incorporation as amended from time to time) or (c) the date on which (i) the Company, (ii) the holders of at least two-thirds of the Series A Preferred Stock then-outstanding, (iii) the holders of at least sixty percent (60%) of the Series B Preferred Stock then-outstanding, (iv) the holders of at least a majority of the Series C Preferred Stock then-outstanding, and (v) the holders of at least a majority of the Series D Preferred Stock then-outstanding agree in writing to terminate this Agreement.
          8.2. The provisions of Sections 3, 4, 5 and 6 hereof shall not apply to any sale of Shares pursuant to a Company Sale or an Qualifying Public Offering.

6.

     9. Transfers of Rights; Calculation of Share Numbers.
          9.1. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser. Such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided, however, that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.
          9.2. In determining the number of Shares owned by a Purchaser for purposes of exercising rights under this Agreement, (a) Shares owned by a Purchaser shall be deemed to include Shares which have been converted into Common Stock so long as such Common Stock is owned by such Purchaser, (b) all Shares held or acquired by Core Capital Partners, L.P. and Minotaur, LLC shall be aggregated together for purposes of determining the rights of each under this Agreement and (c) all Shares held by affiliated entities or persons shall be aggregated together (provided that no shares shall be attributed to more than one entity or person within any such group of affiliated entities or persons).
     10. General.
          10.1. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.
          10.2. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company and Key Holders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.
          10.3. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof). THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.
          10.4. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, in each case to the intended recipient as set forth below:

7.

     If to the Company, at Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046, Attention: General Counsel and Chief Financial Officer, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Morrison & Foerster LLP, 1650 Tysons Boulevard, Suite 300, McLean, Virginia 22102, Attention: Thomas J. Knox, Esq.; and
     If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with copies to (i) Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, Attention: Mark V. Roeder, Esq., (ii) Weil, Gotshal & Manges LLP, 201 Redwood Shores Parkway, Redwood Shores, California 94065, Attention: Richard S. Millard, Esq., and (iii) Cooley Godward LLP, 11951 Freedom Drive, Reston, Virginia 20190, Attention: Michael R. Lincoln, Esq.; and
     If to a Key Holder, at the address set forth on Exhibit B, or at such other address as may have been furnished in writing by such Key Holder to the other parties hereto.
          10.5. Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter.
          10.6. Amendments and Waivers. This Agreement may be amended and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of (i) the Company, (ii) the holders of at least two-thirds of the Series A Preferred Stock then-outstanding, (iii) the holders of at least sixty percent (60%) of the Series B Preferred Stock then-outstanding, (iv) the holders of at least a majority of the Series C Preferred Stock then-outstanding, (v) the holders of at least a majority of the Series D Preferred Stock then-outstanding, and (vi) those Key Holders holding Shares representing at least a majority of the outstanding Shares then held by the Key Holders. The Company shall give prompt written notice of any amendment or waiver hereunder to any party hereto that did not consent in writing to such amendment or waiver. Any amendment, termination or waiver effected in accordance with this Section 10.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
          10.7. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
          10.8. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

8.

          10.9. Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
          10.10. Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
          10.11. Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. All provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect.
{Signatures on Following Page}

9.

     IN WITNESS WHEREOF, this Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement has been executed by the parties hereto as of the day and year first above written.

COMPANY:

SOURCEFIRE, INC.

By:	/s/ E. Wayne Jackson, III

Name:	E. Wayne Jackson, III
Title: Chief Executive Officer

KEY HOLDERS:

/s/ E. Wayne Jackson, III

E. Wayne Jackson, III

/s/ Thomas McDonough

Thomas McDonough

/s/ Martin Roesch

Martin Roesch

John Pavlick

Stephen Northcutt and Jo-Kathlyn Northcutt, Co-Trustees, Northcutt Family Revocable Living Trust of 2002

By:

Stephen Northcutt, Co-Trustee

By:

Kathlyn Northcutt, Co-Trustee
Sourcefire — Series D Co-Sale Agreement

SERIES D PURCHASERS:

Meritech Capital Partners III L.P.

By:	Meritech Capital Associates III L.L.C. its General Partner

By:	Meritech Management Associates III L.L.C. a managing member

By:	/s/ Michael B. Gordon

Michael B. Gordon, a managing member

Meritech Capital Affiliates III L.P.

By:	Meritech Capital Associates III L.L.C. its General Partner

By:	Meritech Management Associates III L.L.C. a managing member

By:	/s/ Michael B. Gordon

Michael B. Gordon, a managing member
Sourcefire — Series D Co-Sale Agreement

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By:	SCFF Management, LLC
a Delaware Limited Liability Company General Partner of Each

By:	/s/ Michael Moritz

Managing Member
Sourcefire — Series D Co-Sale Agreement

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III
Title:	General Partner

MARK A. FRANTZ
Sourcefire — Series D Co-Sale Agreement

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name: Title:	Tim Guleri Manager
on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name: Title:	Tim Guleri Manager
on behalf of Sierra Ventures Associates VIII, LLC the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VIII, L.L.C., as nominee for its members:

By:	/s/ Tim Guleri

Name: Title:	Tim Guleri Manager

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager
on behalf of Sierra Ventures Associates VII, LLC the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C., as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager
Sourcefire — Series D Co-Sale Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

MINOTAUR ANNEX FUND, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P. By: Inflection Point Associates, L.P.

/s/ Timothy Webb

By:	Inflection Point Management, LLC
Its:	General Partner

Name:	Timothy Webb

Title:	Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By:	Inflection Point SBIC Associates LLC
Its:	General Partner

Name:	Timothy Webb

Title:	Authorized Manager

Sourcefire — Series D Co-Sale Agreement

SERIES C PURCHASERS:

SEQUOIA CAPITAL FRANCHISE FUND SEQUOIA CAPITAL FRANCHISE PARTNERS

By:	SCFF Management, LLC
a Delaware Limited Liability Company General Partner of Each

By:	/s/ Douglas Leone

Managing Member
Sourcefire — Series D Co-Sale Agreement

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III
Title:	General Partner

BIG BASIN PARTNERS, L.P.

By:

Frank Marshall
Its:	General Partner
Sourcefire — Series D Co-Sale Agreement

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C., the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C., the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C., the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C., as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C., as nominee for its members

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager
Sourcefire — Series D Co-Sale Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name: Title:	Pascal Luck Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name: Title:	Mark Levine Managing Member

INFLECTION POINT VENTURES, L.P.

By:	Inflection Point Associates, L.P.

/s/ Timothy Webb
By: Its: Name: Title:	Inflection Point Management LLC General Partner Timothy Webb Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb
By: Its: Name: Title:	Inflection Point SBIC Associates LLC General Partner Timothy Webb Authorized Manager

/s/ MARK A. FRANTZ
MARK A. FRANTZ

FRANK A. BONSAL, JR.

Asheem Chandna and Aarti Chandna, as Trustees of the Chandna Family Revocable Trust as of April 13, 1998

By:	/s/ ASHEEM CHANDNA

ASHEEM CHANDNA

By:	/s/ AARTI CHANDNA

AARTI CHANDNA
Sourcefire — Series D Co-Sale Agreement

SERIES B PURCHASERS:

NEW ENTERPRISE ASSOCIATES 10, LIMITED PARTNERSHIP

By:	NEA Partners 10, Limited Partnership

By:	/s/ Charles W. Newhall III

Name:	Charles W. Newhall III
Title:	General Partner

NEA VENTURES 2003, LIMITED PARTNERSHIP

By:	/s/ Pamela J. Clark

Name:	Pamela J. Clark
Title:	Vice President

BIG BASIN PARTNERS, L.P.

By:

Frank Marshall
Its:	General Partner
Sourcefire — Series D Co-Sale Agreement

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name: Title:	David C. Schwab Manager

on behalf of Sierra Ventures Associates VII, L.L.C., the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name: Title:	Tim Guleri Manager

on behalf of Sierra Ventures Associates VIII, L.L.C., the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA	VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name: Title:	Tim Guleri Manager

on behalf of Sierra Ventures Associates VIII, L.L.C., the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C., as nominee for its members

By:	/s/ David C. Schwab

Name: Title:	David C. Schwab Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C., as nominee for its members

By:	/s/ Tim Guleri

Name: Title:	Tim Guleri Manager
Sourcefire — Series D Co-Sale Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name:	Pascal Luck
Title:	Managing Director

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name:	Mark Levine
Title:	Managing Member

INFLECTION POINT VENTURES, L.P.

By:	Inflection Point Associates, L.P.

/s/ Timothy Webb

By: Its: Name: Title:	Inflection Point Management LLC General Partner Timothy Webb Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By: Its: Name: Title:	Inflection Point SBIC Associates LLC General Partner Timothy Webb Authorized Manager

/s/ Mark A. Frantz

MARK A. FRANTZ

FRANK A. BONSAL, JR.
Sourcefire — Series D Co-Sale Agreement

SERIES A PURCHASERS:

SIERRA VENTURES VII, L.P.

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

on behalf of Sierra Ventures Associates VII, L.L.C., the General Partner of Sierra Ventures VII, L.P.

SIERRA VENTURES VIII-A, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C., the General Partner of Sierra Ventures VIII-A, L.P.

SIERRA VENTURES VIII-B, L.P.

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager

on behalf of Sierra Ventures Associates VIII, L.L.C., the General Partner of Sierra Ventures VIII-B, L.P.

SIERRA VENTURES ASSOCIATES VII, L.L.C., as nominee for its members

By:	/s/ David C. Schwab

Name:	David C. Schwab
Title:	Manager

SIERRA VENTURES ASSOCIATES VIII, L.L.C., as nominee for its members

By:	/s/ Tim Guleri

Name:	Tim Guleri
Title:	Manager
Sourcefire — Series D Co-Sale Agreement

CORE CAPITAL PARTNERS, L.P.

By:	/s/ Pascal Luck

Name: Title:	Pascal Luck Managing Member

MINOTAUR FUNDS, LLC

By:	/s/ Mark Levine

Name: Title:	Mark Levine Managing Member

INFLECTION POINT VENTURES, L.P.

By:	Inflection Point Associates, L.P.

/s/ Timothy Webb

By: Its: Name: Title:	Inflection Point Management LLC General Partner Timothy Webb Authorized Manager

INFLECTION POINT VENTURES II, L.P.

/s/ Timothy Webb

By: Its: Name: Title:	Inflection Point SBIC Associates LLC General Partner Timothy Webb Authorized Manager

/s/ E. Wayne Jackson, III
E. WAYNE JACKSON, III

MARYLAND DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

By:	/s/ Aris Melissaratos

Name: Its:	Aris Melissaratos Secretary
Sourcefire — Series D Co-Sale Agreement

BIG BASIN PARTNERS, L.P.

By:

Its:	Frank Marshall General Partner

Asheem Chandna and Aarti Chandna, as Trustees of the Chandna Family Revocable Trust as of April 13, 1998

By:	/s/ Asheem Chandna

ASHEEM CHANDNA

By:	/s/ Aarti Chandna

AARTI CHANDNA
Sourcefire — Series D Co-Sale Agreement

EXHIBIT A
List of Purchasers
Name and Address
Meritech Capital Partners III, L.P.
285 Hamilton Avenue
Suite 200
Palo Alto, CA 94301
Meritech Capital Affiliates III L.P.
285 Hamilton Avenue
Suite 200
Palo Alto, CA 94301
Sequoia Capital Franchise Fund &
Sequoia Capital Franchise Partners
3000 Sand Hill Road
Building 4, Suite 180
Menlo Park, California 94025
New Enterprise Associates 10, Limited Partnership
NEA Ventures 2003, Limited Partnership
Attn: Harry Weller
11951 Freedom Drive, Suite 1200
Reston, Virginia 20190
with a copy to:
New Enterprise Associates 10, Limited Partnership
Attn: Louis Citron
1119 St. Paul Street
Baltimore, Maryland 21202
Sierra Ventures VII, L.P.
Sierra Ventures VIII-A, L.P.
Sierra Ventures VIII-B, L.P.
Sierra Ventures Associates VII, LLC, as nominee for its members
Sierra Ventures Associates VIII, LLC, as nominee for its members
Attn: Tim Guleri
2884 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Sourcefire — Series D Co-Sale Agreement

Core Capital Partners, L.P.
Minotaur Funds, LLC
Minotaur Annex Fund, LLC
Attn: Pascal Luck
901 15th Street, NW
Suite 950
Washington, DC 20005
E. Wayne Jackson, III
6608 Corina Court
Columbia, MD 21044
Inflection Point Ventures II, L.P.
Inflection Point Ventures, L.P.
c/o Diane Messick
Delaware Technology Park
15 Innovation Way, Suite 280
Newark, DE 19711
Mark A. Frantz
In-Q-Tel Inc.
P.O. Box 12407
Arlington VA 22219
Frank A. Bonsal, Jr.
1119 St. Paul Street
Baltimore, MD 21202
Maryland Department of Business and Economic Development
217 E. Redwood Street
22nd Floor
Baltimore, MD 21202
Attn: Elizabeth Good
Big Basin Partners, L.P.
14510 Big Basin Way, #265
Saratoga, CA 95070
Attn: Frank Marshall
Asheem Chandna and Aarti Chandna, Trustees
of the Chandna Family Revocable Trust
of April 13, 1998
Attn: Asheem Chandna
1905 Oak Avenue
Menlo Park, California 94025
Sourcefire — Series D Co-Sale Agreement

EXHIBIT B
List of Key Holders
1.	E. Wayne Jackson, III

2.	Thomas McDonough

3.	Martin Roesch

4.	John Pavlick

5.	Northcutt Family Revocable Living Trust of 2002
Sourcefire — Series D Co-Sale Agreement